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Exhibit 10.13

SHORT FORM OF PLEDGE AND SECURITY AGREEMENT BETWEEN GRUPO AEROMÉXICO, S.A.B. DE C.V. AND CERTAIN OF ITS AFFILIATES, AS PLEDGORS, AND UMB BANK, N.A., AS PLEDGEE.

VERSIÓN SIMPLIFICADA DEL CONTRATO DE PRENDA SIN TRANSMISIÓN DE POSESIÓN (PLEDGE AND SECURITY AGREEMENT) ENTRE GRUPO AEROMÉXICO, S.A.B. DE C.V. Y CIERTAS DE SUS AFILIADAS, EN SU CARÁCTER DE DEUDORES PRENDARIOS, Y UMB BANK, N.A., EN SU CARÁCTER DE ACREEDOR PRENDARIO.

B A C K G RO U N D

On March 17, 2022, Grupo Aeroméxico, S.A.B. de C.V. and certain of its affiliates, as Grantors (as defined in the Pledge Agreement, as defined below) (each one a “Pledgor”), and UMB BANK, N.A., as Collateral Agent (as defined in the Pledge Agreement, as defined below) for the benefit of the Secured Parties (as defined in the Pledge Agreement, as defined below) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Pledgee”), entered into a Pledge and Security Agreement (the “Pledge Agreement”).

WHEREAS, each Pledgor and the Pledgee, in their best interest, have decided to execute this agreement (the “Agreement”) in order to register the pledge granted under the Pledge Agreement over the Intellectual Property (as defined in the Pledge Agreement), including the Trademarks (as defined below) and the Patents (as defined below), before the Mexican Institute of Industrial Property (“IMPI”).

A N T E C E D E N T E S

Con fecha 17 de marzo de 2022, Grupo Aeroméxico, S.A.B. de C.V. y ciertas de sus afiliadas, en su carácter de Deudores Prendarios (Grantors) (según se define en el Contrato de Prenda, según el mismo se define más adelante) (cada uno un “Deudor Prendario”), y UMB BANK, N.A., en su carácter de Agente de Garantías (Collateral Agent) (según se define en el Contrato de Prenda, según el mismo se define más adelante), por cuenta y para el beneficio de las Partes Garantizadas (Secured Parties) (según se define en el Contrato de Prenda, según el mismo se define más adelante) (en dicho carácter, junto con sus causahabientes y cesionarios, el “Acreedor Prendario”), celebraron un Contrato de Prenda Sin Transmisión de Posesión (Pledge and Security Agreement) (el “Contrato de Prenda”).

CONSIDERANDO, que por así convenir a sus intereses, cada Deudor Prendario y el Acreedor Prendario han decidido celebrar el presente instrumento (el “Contrato”) a efecto de registrar la prenda otorgada en el Contrato de Prenda sobre la Propiedad Intelectual (Intellectual Property) (según se define en el Contrato de Prenda), incluyendo las Marcas (según se define más adelante) y las Patentes (según se define más adelante), ante el Instituto Mexicano de la Propiedad Industrial (“IMPI”).

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THEREFORE, each Pledgor hereby agrees with Pledgee to the following:

RECITALS AND CLAUSES

RECITALS

I. Each Pledgor through its authorized-signatories, declares individually:

a)	That itis a sociedad anónima de capital variable, (except for GAM, that is also a sociedad anónima bursátil) duly organized and validly existing under the laws of the United Mexican States (“Mexico”);

b)	That is the owner of the trademarks and slogans identified in the list attached hereto as Exhibit “A”, which were duly granted and are in force, or are pending applications before the IMPI.

c)	That has full legal capacity and sufficient authority, as well as the necessary authorizations (corporate, organizational or otherwise), to validly enter into, deliver and perform this agreement.

d)

That the individual executing this agreement in its name and on behalf of each Pledgor has sufficient power and authority, as well as the necessary corporate authorizations to validly execute and deliver this agreement on its behalf.

II.- The Pledgee through its authorized-signatory, declares:

a)	That it is a National Association duly organized and validly existing under the laws of the United States of America; and

EN VIRTUD DE LO ANTERIOR, cada Deudor Prendario y el Acreedor Prendario en este acto acuerdan las siguientes:

DECLARACIONES Y CLÁUSULAS

DECLARACIONES

I. Declara cada Deudor Prendario de manera individual, por conducto de sus funcionarios autorizados:

a)

Que es una sociedad anónima de capital variable (salvo por GAM, que es también una sociedad anónima bursátil) debidamente constituida y válidamente existente conforme a las leyes de los Estados Unidos Mexicanos (“México”).

b)

Que es titular de las marcas y avisos comerciales identificados en el Anexo “A” del presente contrato, mismas que fueron debidamente concedidas y se encuentran vigentes, o se encuentran en trámite ante, el IMPI.

c)

Que cuenta con plena capacidad legal y autorizaciones suficientes, así como las autorizaciones necesarias (corporativas, organizacionales u otras) para válidamente celebrar, llevar a cabo y cumplir con el presente contrato.

d)

Que la persona que celebra el presente contrato en nombre y representación cada Deudor Prendario tiene todos los poderes y facultades suficientes, así como las autorizaciones corporativas necesarias para celebrar válidamente el presente contrato en nombre y representación de dicho Deudor Prendario.

II.- Declara el Acreedor Prendario por conducto de su funcionario autorizado:

a)	Que es una Asociación Nacional (National Association) debidamente constituida y válidamente existente conforme a las leyes de Estados Unidos de América; y

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b)	That the individual executing this agreement in its name and on behalf of the Pledgee has sufficient power and authority to validly execute and deliver this agreement on its behalf.

III.- Both parties hereby declare:

a)	That they mutually acknowledge the capacity of their authorized-signatories.

b)	That both parties are willing to be bound by the following:

C L A U S E S

FIRST. PLEDGE. By virtue of the Pledge Agreement, each Pledgor grants to the Pledgee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in, to and under all personal property of such Pledgor and all other property or interests in its Intellectual Property, including, but not limited to:

a) the Trademarks (as defined below), in each case whether now owned by such Pledgor or existing or hereafter existing, acquired, developed, created or arising by or in favor of any Pledgor and wherever the same may be located (the “Trademark Collateral”), including, but not limited to, all distinctive signs registrations and applications, filed and/or obtained in Mexico, including, without limitation, the registrations and applications listed in Exhibit A attached hereto (as such schedule may be amended or supplemented from time to time, the “Trademarks”) and all extensions or renewals of any of the foregoing, together with (i) all of the goodwill of the business connected with the use of and

b)

Que la persona que celebra el presente contrato en nombre y representación del Acreedor Prendario tiene todos los poderes y facultades suficientes para celebrar válidamente el presente contrato en nombre y representación del Acreedor Prendario.

III.- Ambas partes declaran:

a)	Que reconocen mutuamente la personalidad con la que comparecen.

b)	Que es su deseo obligarse en términos de las siguientes:

C L Á U S U L A S

PRIMERA. PRENDA. En virtud del Contrato de Prenda, cada Deudor Prendario otorga al Acreedor Prendario, en beneficio de las Partes Garantizadas (Secured Parties), una prenda sin transmisión de posesión sobre todos sus derechos, títulos e intereses en, sobre y bajo todos los bienes y accesorios propios de y toda propiedad sobre y demás intereses en su Propiedad Intelectual (Intellectual Property), incluyendo, sin limitar:

a) las Marcas (según se define más adelante), ya sea que actualmente sean propiedad de dicho Deudor Prendario o existan, o que en el futuro existan, sean adquiridos, desarrollados, creados o surjan por o en favor de dicho Deudor Prendario, independientemente del lugar donde se encuentren (la “Garantía sobre las Marcas”), incluyendo, sin limitar, todos los registros y solicitudes de signos distintivos presentados y/u obtenidos en México, incluidos, sin limitación, los registros y solicitudes que figuran en el Anexo A adjunto al presente documento (según dicha lista pueda modificarse o complementarse de tiempo en tiempo, las “Marcas”) y todas las extensiones y renovaciones de cualquiera de las anteriores, junto con (i) todo fondo de comercio

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symbolized by any of the foregoing, (ii) all accrued and unaccrued causes of action (whether in contract, tort or otherwise) and the right to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for or otherwise recover for any past, present and future infringement, misuse, dilution, unfair competition or other violation of any of the foregoing (including expired items) or for any injury to the related goodwill, and (iii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

b) the Patents, in each case whether now owned by such Pledgor or existing or hereafter existing, acquired, developed, created or arising by or in favor of any Pledgor and wherever the same may be located (the “Patent Collateral”, and together with the Trademark Collateral, the “Collateral”), including, but not limited to, all patents, utility models and industrial designs applied for, obtained and/or registered, as applicable, in Mexico, including, without limitation, each patent, utility model and industrial design, and each patent, utility model and industrial design application listed in Exhibit B attached hereto (as such schedule may be amended or supplemented from time to time, the “Patents”) and all provisionals, reissues, divisionals, substitutions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, together with (i) all accrued and unaccrued causes of action (whether in contract, tort or otherwise) or the right to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for or otherwise recover for any past, present and future infringement or other violation thereof, and (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

(goodwill) del negocio relacionados con el uso y simbolizado por cualquiera de los anteriores, (ii) todas las causas que hayan dado y/o puedan dar lugar a una reclamación, ya sea que se encuentren en curso o potenciales (ya sean contractuales o de cualquier otra naturaleza) y el derecho a reclamar, demandar o cobrar por daños y perjuicios o imponer u obtener otro tipo de reparación legal o conciliatoria por cualquier infracción, uso indebido, dilución, competencia desleal u otra violación de cualquiera de los anteriores (incluidas las marcas caducas) o por cualquier perjuicio al fondo de comercio (goodwill) respectivo, ya sean presentes, pasados o futuros, y (iii) todos los Recursos (Proceeds) provenientes de lo anterior, incluyendo, sin limitar, los pagos por licencias, las regalías, los ingresos, los pagos, las reclamaciones, los daños y perjuicios y el producto de los juicios que se deban o sean pagaderos con respecto a los mismos; y

b) las Patentes, ya sea que actualmente sean propiedad de dicho Deudor Prendario o existan, o que en el futuro existan, sean adquiridos, desarrollados, creados o surjan por o en favor de dicho Deudor Prendario, independientemente del lugar donde se encuentren (la “Garantía sobre las Patentes”, y junto con la Garantía sobre las Marcas, las “Garantías”), incluyendo, sin limitar, todas las patentes, modelos de utilidad y diseños industriales solicitados, obtenidos y/o registrados, según sea aplicable, en México, incluyendo, sin limitar, cada patente, modelo de utilidad y diseño industrial, y cada solicitud de patente, modelo de utilidad y diseño industrial que figuran en el Anexo B adjunto al presente documento (según dicha lista pueda modificarse o complementarse de tiempo en tiempo, las “Patentes”) y todas las protecciones provisionales, enmiendas, divisionales, sustituciones, continuaciones, continuaciones parciales, extensiones, renovaciones y reexaminaciones de las mismas, junto con (i) todas las causas que hayan dado y/o puedan dar lugar a una reclamación, ya sea que se encuentren en curso o potenciales (ya sean contractuales o de cualquier otra naturaleza) y el derecho a

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The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge Agreement, and each Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this agreement are supplemental to and not in replacement of the terms of the Pledge Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Pledge Agreement. In the event that any provision of this Agreement is deemed to conflict with the Pledge Agreement, the provisions of the Pledge Agreement shall control.

Furthermore, so long as the Pledge Agreement is in effect, each Pledgor covenant and agree to comply with its obligations set forth in the Pledge Agreement in connection with the Collateral.

SECOND. TERMINATION. This Agreement shall remain in full force and effect until all of the Secured Obligations have been indefeasibly paid and performed in full and have been cancelled or terminated.

reclamar, demandar o cobrar daños y perjuicios o imponer u obtener otro tipo de reparación legal o conciliatoria por cualquier infracción u otra violación, presente, pasada o futura, de cualquiera de las mismas, y (ii) todos los Recursos (Proceeds) provenientes de lo anterior, incluyendo, sin limitar, los pagos por licencias, las regalías, los ingresos, los pagos, las reclamaciones, los daños y perjuicios y el producto de los juicios y/o procedimientos que se deban o sean pagaderos con respecto a los mismos.

La prenda otorgada en virtud del presente Contrato se otorga conjuntamente con la prenda otorgada en favor del Agente de Garantías (Collateral Agent) de las Partes Garantizadas (Secured Parties) de conformidad con el Contrato de Prenda, y cada Deudor Prendario, por medio del presente, reconoce y acepta que los derechos y recursos del Agente de Garantías (Collateral Agent) con respecto a la prenda de la Garantías constituida y otorgada por el presente se establecen más detalladamente en el Contrato de Prenda, cuyos términos y disposiciones se incorporan por referencia en el presente como si se establecieran en el presente. Los términos del presente contrato son complementarios al y no sustituyen a los términos del Contrato de Prenda, y los derechos y recursos del Agente de Garantías (Collateral Agent) con respecto a las garantías otorgadas por el presente son sin perjuicio de, sino además de, los establecidos en el Contrato de Prenda. En caso de que se considere que alguna disposición del presente Contrato se encuentra en conflicto con el Contrato de Prenda, prevalecerán las disposiciones del Contrato de Prenda.

Asimismo, durante la vigencia del Contrato de Prenda, cada Deudor Prendario se obliga a cumplir con sus obligaciones contenidas en el Contrato de Prenda en relación con las Garantías.

SEGUNDA. TERMINACIÓN. El presente Contrato permanecerá en pleno vigor y efectos hasta que todas las Obligaciones Garantizadas (Secured Obligations) hayan sido pagadas, irreversiblemente liquidadas, y legal y debidamente satisfechas y hayan sido cancelados o terminados.

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THIRD. CAPITALIZED TERMS. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Pledge Agreement.

FOURTH. REGISTER. Both parties grant a special and irrevocable power of attorney to Cristina Toledo Guerrero, Alfonso Enrico Aranalde Aguilar Álvarez, Enrique Roman Chávez, Luis Brugada Yáñez, Claudia Angélica Cervantes Muñóz and Daniel Martínez Martínez, to be exercised jointly or separately on its behalf, for the recordal of this aAreement before the IMPI in the corresponding file to each Trademark, Patent and/or industrial or intellectual property right as applicable, in accordance with the content of article 2596 of Federal Civil Code, and its correlative articles of the Civil Codes of all the States of the Mexican Republic. Likewise, by means of this power of attorney the aforementioned persons are duly authorized to revoke and request the cancellation of the registrations filed with the above mentioned authority.

For the aforementioned purpose, the parties agree to perform all acts and submit and execute all documents required to record the security interest created under the Pledge Agreement before the IMPI, as well as to cancel such recordation when the Pledge Agreement is terminated.

FIFTH. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties in different counterparts, each of which, when executed and delivered as such, shall be deemed to be an original counterpart, in the understanding that all such counterparts shall constitute one and the same instrument.

TERCERA. TÉRMINOS DEFINIDOS. Los términos utilizados con mayúsculas que no se encuentren definidos en el presente contrato tendrán el significado que se les atribuye en el Contrato de Prenda.

CUARTA. REGISTRO. Ambas partes otorgan un poder especial e irrevocable a Cristina Toledo Guerrero, Alfonso Enrico Aranalde Aguilar Álvarez, Enrique Roman Chávez, Luis Brugada Yáñez, Claudia Angélica Cervantes Muñóz y Daniel Martínez Martínez, para que conjunta o separadamente y en su nombre y representación, inscriban el presente Contrato ante el IMPI en el expediente respectivo a cada Marca, Patente y/o derecho de propiedad intelectual o industrial aplicable, en el entendido que este poder se otorga de conformidad con lo establecido por el artículo 2596 del Código Civil Federal y sus correlativos de las entidades de la federación. Asimismo, por medio de este poder se les concede la facultad de revocar y solicitar la cancelación de las inscripciones que se hayan realizado ante la autoridad antes mencionada.

Para efectos de lo anterior, las partes aceptan realizar cualquier acto y celebrar y/o presentar cualquier documento que sea necesario para la inscripción ante el IMPI de la prenda creada bajo el Contrato de Prenda, así como para cancelar dicha inscripción cuando el Contrato de Prenda sea terminado.

QUINTA. EJEMPLARES. Este Contrato podrá firmarse en cualquier número de ejemplares y por las partes en ejemplares separados, cada uno de los cuales, cuando sea firmado y entregado de esta manera, será considerado un original, en el entendido que todos estos conjuntamente constituirán uno y el mismo instrumento.

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SIXTH. GOVERNING LAW. Except to the extent governed by the Bankruptcy Code of the United States of America, this agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, United States of America.

To the extent necessary for purposes of registration with the IMPI, this Agreement shall be governed by the Federal laws of Mexico.

SEVENTH. JURISDICTION. For the interpretation, performance and enforcement of this agreement, each of the parties hereto, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Bankruptcy Court of the United States of America, and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof, and waives any other jurisdiction that could apply by virtue of its present or future domicile or any other reason. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall, to the extent permitted by law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

IN WITNESS WHEREOF, the parties has caused this Short Form of Pledge and Security Agreement to be executed as of this March 17, 2022.

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SEXTA. LEY APLICABLE. Salvo en la medida que sea regulado por el Código de Concursos y Quiebras (Bankruptcy Code) de los Estados Unidos de América, este contrato y los derechos y obligaciones de las partes serán regidos por, e interpretados de conformidad con, las leyes del Estado de Nueva York, Estados Unidos de América.

En la medida en la que sea necesario para efectos de su registro en el IMPI, este Contrato será regulado por las leyes federales de México.

SÉPTIMA. JURISDICCIÓN. Para todo lo relativo a la interpretación, cumplimiento y ejecución de este contrato, las partes se someten expresa, irrevocable e incondicionalmente, respecto de sí mismas y respecto de sus propiedades, a la jurisdicción y competencia exclusiva del Tribunal de Quiebras (Bankruptcy Court) de los Estados Unidos de América y, si dicho Tribunal no tuviera competencia (o se abstuviera de tenerla), a los tribunales del Estado de Nueva York con sede en el Distrito de Manhattan, a los Tribunales de los Estados Unidos de América del Distrito Sur de Nueva York y a los tribunales de apelación de cualquiera de ellos, renunciando a cualquier otro fuero que por razón de su domicilio presente o futuro o cualquier otra causa, pudiere corresponderles. Por medio del presente, cada una de las partes acuerda que una sentencia definitiva en relación con cualquiera de estas acciones o procedimientos será, en la medida permitida por la ley, definitiva y podrá ser ejecutada en otras jurisdicciones mediante proceso de ejecución correspondiente o de cualquier otra forma prevista por la ley.

EN VIRTUD DE LO CUAL, las partes firman esta Versión Simplificada del Contrato de Prenda sin Transmisión de Posesión el 17 de marzo de 2022.

[Resto de la página intencionalmente en blanco. Sigue hoja de firmas]

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PLEDGOR/DEUDOR PRENDARIO

GRUPO AEROMEXICO, S.A.B. DE C.V.

By/Por:	/s/ Ricardo Javier Sanchez Baker
Name/Nombre: Ricardo Javier Sanchez
Baker
Title/Cargo: Legal Representative

By/Por:	/s/ Daniel Martinez Martinez
Name/Nombre: Daniel Martinez Martinez
Title/Cargo: Legal Representative

TESTIGO / WITNESS

By/Por:	/s/ Barbara Macias Avila
Name/Nombre: Barbara Macias Avila
Address/Domicilio: Blvd. Manuel Avila
Camacho 24
Piso 21, Lomas de Chapultepec
Ciudad de Mexico 11000

TESTIGO / WITNESS

By/Por:	/s/ Armando Armenia Hernandez
Name/Nombre: Armando Armenia
Hernandez
Address/Domicilio: Blvd. Manuel Avila
Camacho 24
Piso 21, Lomas de Chapultepec
Ciudad de Mexico 11000

Signature Page to Short-Form of Pledge and Security Agreement / Hoja de firmas correspondiente a la Version Simplificada del Contrato de Prenda Sin Transmision de Posesion.

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PLEDGEE/ACREEDOR PRENDARIO

UM BANK, National Association

By/Por:	/s/ Aldo Gonzales Melo
Name/Nombre: Aldo Gonzales Melo
Title/Cargo: Legal Representative

TESTIGO / WITNESS

By/Por:	/s/ Fernando del Valle Perez Salazar
Name/Nombre: Fernando del Valle Perez
Salazar
Address/Domicilio: Blvd. Manuel Avila
Camacho 24
Piso 21, Lomas de Chapultepec
Ciudad de Mexico 11000

TESTIGO / WITNESS

By/Por:	/s/ Bianca Estela Arias Baumel
Name/Nombre: Bianca Estela Arias Baumel
Address/Domicilio: Blvd. Manuel Avila
Camacho 24
Piso 21, Lomas de Chapultepec
Ciudad de Mexico 11000

Signature Page to Short-Form of Pledge and Security Agreement / Hoja de firmas correspondiente a la Version Simplificada del Contrato de Prenda Sin Transmision de Posesion.